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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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          Date of Report (Date of earliest event reported): May 2, 2000

                              U.S. HOME CORPORATION
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             (Exact name of registrant as specified in its charter)

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               DELAWARE                               1 - 5899                              21-0718930
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    (State or other jurisdiction of                 (Commission                            (IRS Employer
            incorporation)                          File Number)                        Identification No.)

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                      10707 CLAY ROAD, HOUSTON, TEXAS     77041
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 877-2311

                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Pursuant to the terms of a merger agreement, dated as of February 16, 2000 (the "Merger Agreement"), and as amended as of March 17, 2000, U.S. Home Corporation ("U.S. Home") merged with and into Len Acquisition Corporation, a wholly-owned subsidiary of Lennar Corporation ("Lennar"). As a result, U.S. Home became a wholly-owned subsidiary of Lennar. The merger was approved by the requisite shareholders of each of U.S. Home and Lennar at meetings held on April 28, 2000 and became effective at 11:59 p.m. on May 2, 2000. As a result of the merger, most U.S. Home stockholders received, for each U.S. Home share of common stock they owned, $18 in cash and .96 shares of Lennar common stock. However, U.S. Home stockholders who elected to receive their entire consideration in cash received $36 in cash. Because of limitations on the number of Lennar shares of common stock to be issued in the transaction, U.S. Home stockholders who elected to receive their entire consideration in Lennar common stock received, for each U.S. Home share of common stock they owned, 1,492 shares of Lennar common stock and $8.03 in cash. The total consideration paid to U.S. Home stockholders in the merger was $243,382,497.98 in cash and 12,978,320.00 shares of Lennar common stock.

         Lennar entered into senior secured credit facilities providing $1.4 billion with a group of financial institutions for the purpose of, among other things, financing the merger. The credit facilities consist of a $700 million five-year revolving credit facility, a $300 million 364-day revolving credit facility and a $400 million term-B loan. Bank One, NA, is the administrative agent, and Bankers Trust Company is the syndication agent for the credit facilities. In connection with the financing, Lennar pledged shares of stock of Len Acquisition Corporation, which changed its name to U.S. Home Corporation upon the consummation of the merger. Lennar also issued $325 million of 9.95% Senior Notes due 2010 (for gross proceeds of about $300 million) to finance, among other things, the merger. A copy of the press release describing the financing is attached hereto as Exhibit 99.1.

         Pursuant to the Merger Agreement and the employment agreements between Lennar and each of Robert J. Strudler and Isaac Heimbinder, Mr. Strudler, Mr. Heimbinder, Steven Gerard and Herve Ripault, each a former director of U.S. Home, were elected to Lennar's board of directors, effective immediately after the consummation of the merger.

         Except as described herein, there are no arrangements known to U.S. Home that at a later date may result in a change in control of U.S. Home.

         Further information about the merger is incorporated by reference to Lennar's Registration Statement, Commission File No. 333-32860.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

                  None.

         (b) Pro forma financial information.

                  None.

         (c) Exhibits.

                  99.1     Press Release, dated May 3, 2000.

                  99.2 Plan and Agreement of Merger, dated as of February 16, 2000, by and among U.S. Home Corporation, Lennar Corporation and Len Acquisition Corporation. Incorporated by reference from exhibit 99.1 to U.S. Home Corporation's Current Report on Form 8-K dated February 28, 2000.

                  99.3 Amendment to Merger Agreement, dated as of March 17, 2000, by and among U.S. Home Corporation, Lennar Corporation and Len Acquisition Corporation. Incorporated by reference from exhibit 99.1 to U.S. Home Corporation's Current Report on Form 8-K dated April 17, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                U.S. HOME CORPORATION

Date: May 16, 2000              By:       /s/ Chester P.Sadowski
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                                          Chester P. Sadowski
                                          Senior Vice President - Controller and
                                          Chief Accounting Officer


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                                  EXHIBIT INDEX


Exhibit No.          Exhibit
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99.1                 Press Release, dated May 3, 2000.

99.2 Plan and Agreement of Merger, dated as of February 16, 2000, by and among U.S. Home Corporation, Lennar Corporation and Len Acquisition Corporation. Incorporated by reference from exhibit 99.1 to U.S. Home Corporation's Current Report on Form 8-K dated February 28, 2000.

99.3 Amendment to Merger Agreement, dated as of March 17, 2000, by and among U.S. Home Corporation, Lennar Corporation and Len Acquisition Corporation. Incorporated by reference from exhibit 99.1 to U.S. Home Corporation's Current Report on Form 8-K dated April 17, 2000.